AMENDMENT NO. 3 TO CREDIT AGREEMENT WITH CONSENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT WITH CONSENT (this “Agreement”) is entered into as of June 11, 2018, and is by and among Pioneer Financial Services, Inc., a Missouri corporation, Pioneer Funding, Inc., a Nevada corporation, Pioneer Services Corp., a Missouri corporation formerly known as PSLF, Inc., and Pioneer Services Sales Finance, Inc., a Nevada corporation, jointly and severally (individually and collectively, the “Company”), the Required Lenders, and CIBC Bank USA, formerly known as The PrivateBank and Trust Company, as administrative agent for the Lenders (the “Administrative Agent”).
Recitals

A.	Each Company, the Administrative Agent and Lenders are party to that certain Credit Agreement dated as of December 23, 2015 (as amended from time to time, the “Credit Agreement”).

B.	Each Company, the Required Lenders, and the Administrative Agent have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, each Company, the Administrative Agent and the Required Lenders hereby agree as follows:
1.Definitions. All references to the “Agreement” or the “Credit Agreement” in the Credit Agreement and in this Agreement shall be deemed to be references to the Credit Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.

2.Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if the documents and agreements set forth on Exhibit A have been executed and delivered to the Administrative Agent by the parties thereto, the Company has paid the fee payable to the Administrative Agent set forth in the fee letter of even date herewith by and among the Company and the Administrative Agent (the “Administrative Agent Amendment Fee”) and the Administrative Agent has received the other document, deliveries, and payments set forth on Exhibit A.

3.Definition of PrivateBank. All references in the Credit Agreement and the other Loan Documents to “The PrivateBank and Trust Company” are hereby amended to read “CIBC Bank USA, formerly known as The PrivateBank and Trust Company,” and each reference in the Credit Agreement or any other Loan Document to “PrivateBank” are hereby amended to read “CIBC”.

4.Consents to Sale of MidCountry Bank. The Company has advised the Administrative Agent and the Lenders that MidCountry Financial Corp, a Georgia corporation (“Holdings”), desires to sell to MidCountry Acquisition Corp., a Delaware limited liability company (the “Buyer”), 100% of the issued and outstanding Capital Securities of MidCountry Bank, FSB, a federal savings bank (“MidCountry Bank”; and said Capital Securities being the “Shares”), pursuant to the terms of a Stock Purchase Agreement by and among Holdings, MidCountry Bank, and the Buyer in the form and substance attached hereto as Exhibit B-1 as the foregoing may be amended, modified, restated or supplemented, provided that any such amendment, modification, restatement or supplement shall not be effective without the Administrative Agent’s prior written consent (the “Purchase Agreement”), and the Termination and Depreciation Cost Agreement by and between MidCountry Bank and Holdings, attached hereto as Exhibit B-2 as the foregoing may be amended, modified, restated or supplemented, provided that any such amendment, modification, restatement or supplement shall not be effective without the Administrative Agent’s prior written consent (the “Side Agreement”; and the Side Agreement and the Purchase Agreement, as either of the foregoing may be amended, modified, restated or supplemented in accordance with the terms hereof, collectively, the “Purchase Documents”; said sale and the transactions to occur upon the consummation of such sale as described in the Purchase Agreement are collectively referred to in this Agreement as the “MidCountry Bank Sale”).
In order to effectuate the MidCountry Bank Sale, the Company has requested that the Administrative Agent and the Lenders consent to Holdings and MidCountry Bank entering into the Purchase Agreement and the consummation of the MidCountry Bank Sale. Furthermore, in connection with the MidCountry Bank Sale, the Company has requested that the Administrative Agent, effective upon the consummation of the MidCountry Bank Sale, enter into a new LSMS Agreement in the form and substance attached hereto as Exhibit C (the “New LSMS Agreement”). The consent of the Required Lenders and the Administrative Agent to the MidCountry Bank Sale is required under Section 11.4 of the Credit Agreement, and the consent of the Required Lenders and the Administrative Agent to the entry into the New LSMS Agreement is required under the terms of the LSMS Agreement and Section 15.1 of the Credit Agreement.
Subject to the terms and conditions of this Agreement, and upon the effectiveness of this Agreement, and notwithstanding anything contained in the Loan Documents to the contrary, the Required Lenders and the Administrative Agent hereby (A) consent to the entry by MidCountry Bank and Holdings into the Purchase Agreement in the form and substance attached hereto as Exhibit B, and (B) subject to the satisfaction of the following conditions (collectively, the “Conditions”), consent to the MidCountry Bank Sale and the entry by the Company and MidCountry Bank into the New LSMS Agreement:

(i)	the MidCountry Bank Sale is consummated pursuant to and in accordance with the terms of the Purchase Agreement;

(ii)
the Company shall have delivered to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying that (a) no Unmatured Event of Default or Event of Default has occurred and is then continuing, nor would an Unmatured Event of Default or Event of Default occur as a result of the consummation of the MidCountry Bank Sale; (b) all Regulatory Approvals (as defined in the Purchase Agreement) required to consummate the MidCountry Bank Sale have been obtained and remain in full force and effect and all waiting periods relating to such approvals have expired, together with copies of all material consent letters and authorizations; (c) none of Holdings, the Buyer or MidCountry Bank is subject to any order, decree or injunction of a court or agency of competent jurisdiction, and no statute, rule or regulation shall have been enacted, entered, promulgated, interpreted, applied or enforced by any Governmental Authority, that permanently enjoins or prohibits the sale of the Shares or, in any material respect, the consummation of the MidCountry Bank Sale; and (d) no claim (including counterclaim), action, suit or proceeding, whether civil, criminal, or administrative, or by or before a Governmental Authority has been instituted or threatened against Holdings, MidCountry Bank, the Buyer, or any of their respective Affiliates seeking to restrain or prohibit the consummation of the MidCountry Bank Sale;

(iii)	the MidCountry Bank Sale shall be fully consummated on or before November 30, 2018;

(iv)	the Company shall have delivered to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent:

(a)	the New LSMS Agreement, in the form and substance of Exhibit C attached hereto, and duly executed by MidCountry Bank and each Company;

(b)	the Side Agreement duly executed by each party thereto;

(c)	resolutions of MidCountry Bank authorizing the New LSMS Agreement, the MidCountry Bank Sale and the transactions related thereto;

(d)	amendments, modifications, reaffirmations or restatements with respect the eOriginal Agreement, the Affiliate Fee Sharing Agreement, the Expense Sharing Agreement, and any documents relating thereto;

(e)	reaffirmation of the control agreement with eOriginal by each party thereto;

(f)	Consumer Lending Platform sublicenses necessary or desirable so that MidCountry Bank can perform its obligations under the New LSMS Agreement;

(g)	such other documents, agreements, resolutions, certificates and opinions as may be requested by the Administrative Agent or the Required Lenders; and

(h)	a copy of each of the resolutions, opinions, certificates, and each other document and instrument entered into or otherwise delivered in connection with the MidCountry Bank Sale.

If any Condition has not been satisfied in full on or before November 30, 2018, or if any Condition does not remain satisfied in full on said date, then the consent of the Administrative Agent and the Required Lenders under this Section 4 shall be null and void and of no force and effect. The Company hereby acknowledges and agrees that it will be an immediate Event of Default if the transactions described in this Section 4 are consummated without the consent of the Required Lenders and the Administrative Agent.
The consents contained in this Section 4 are specific in intent and are valid only for the specific purpose for which given. Nothing contained herein obligates the Administrative Agent or the Lenders to agree to any additional consents or waivers of any provisions of any of the Loan Documents.
5.Delivery of Purchase Agreement. Within five (5) Business Days following the date hereof (or such longer period as may be approved in writing by the Administrative Agent in its sole discretion), the Company shall deliver to the Administrative Agent a copy of the fully-executed Purchase Agreement with all attachments thereto. The failure to deliver the fully-executed Purchase Agreement with all attachments thereto in accordance with the preceding sentence shall be an immediate Event of Default.

6.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows effective upon the date hereof:

1.New Definitions. The following new definitions are hereby added in proper alphabetical order to Section 1.1 of the Credit Agreement:
“Credit Policy -- means the Company’s credit policies, as in effect on the Closing Date and then-most-recently delivered to the Administrative Agent, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement.”
“MidCountry Bank Purchase Agreement -- means that certain Stock Purchase Agreement by and among Holdings, MidCountry Bank, and MidCountry Acquisition Corp., a Delaware limited liability company, dated on or about June 11, 2018.”
“MidCountry Bank Purchase Documents - means, collectively, the MidCountry Bank Purchase Agreement and the MidCountry Bank Side Agreement.
“Primary Owners -- means, collectively, (i) James Hays, and (ii) Brian Short.”
“Purchasing Guidelines -- means the Company’s loan purchasing guidelines, as in effect on the Closing Date and then-most-recently delivered to the Administrative Agent, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement.”
“Servicing Guidelines -- means the Company’s loan servicing guidelines, as in effect on the Third Amendment Effective Date and then-most-recently delivered to the Administrative Agent, as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement.”
“MidCountry Bank Side Agreement” -- means that certain Termination and Depreciation Cost Agreement by and between MidCountry Bank and Holdings dated as of the date of the consummation of the transactions contemplated by the Purchase Agreement.”
“Third Amendment Effective Date -- means June 11, 2018.”
2.Purchasing Guidelines, Servicing Guidelines, and Credit Policy. Section 10.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“10.13.    Purchasing Guidelines and Credit Policy. The Company shall maintain its Purchasing Guidelines and Credit Policy as in effect on the Closing Date without material change and shall obtain the prior written consent of the Administrative Agent before changing any of the same in any material respect, other, in each case, for changes related to the addition of veterans as eligible obligors. The Company shall maintain its Servicing

Guidelines as in effect on the Third Amendment Effective Date without material change and shall obtain the prior written consent of the Administrative Agent before changing any of the same in any material respect.”
3.Amendments to Certain Documents. Section 11.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“11.6. Modification of Subordinated Debt Documents; Investment Note Documents; MidCountry Bank Purchase Agreement. Unless approved in advance in writing by the Administrative Agent, not permit or agree to any amendment, modification or restatement of any of (i) the Subordinated Debt Documents unless such amendment or modification is permitted by the terms of the applicable Subordinated Debt Documents and of the applicable Subordination Agreement, or (ii) the Investment Note Documents. Unless approved in advance in writing by the Administrative Agent, not permit or agree to any amendment, side letter, modification or restatement of the MidCountry Bank Purchase Documents.”
4.Event of Default Relating to Affiliate Agreements. Section 13.1.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“13.1.16.    Affiliate Agreement. (i) Any breach or default (after giving effect to any applicable notice or cure periods) of the LSMS Agreement, the Expenses Sharing Agreement, or the Affiliate Fee Sharing Agreement by any Loan Party, MidCountry Bank, or any of their respective Subsidiaries or Affiliates, (ii) MidCountry Bank sends to any Loan Party or the Administrative Agent a Notice of Termination of or suspension of performance of any of its obligations under the LSMS Agreement (excluding the termination or suspension of the origination of loans in accordance with the LSMS Agreement), (iii) the LSMS Agreement expires, is terminated or is not otherwise in full force and effect, or the Interim Service Period (as defined in the LSMS Agreement) is in effect, or (iv) breach or default by any party to any MidCountry Bank Purchase Document.”
7.Additional Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows effective upon the consummation of the MidCountry Bank Sale in accordance with the terms of this Agreement:
1.Change of Control.
1.Clause (i) of the definition of Change of Control in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following;
“(i)     both Pamela Johnson and Timothy L. Stanley shall fail to continue to be continuously and actively employed by each of the Companies and continuously active in the business affairs of each Company in the same capacities as they are employed on the First Amendment Date (or thereafter in capacities with greater responsibilities), provided, however, if the Required Lenders approve in writing any individual as a substitute for either of the foregoing individuals with the same capacity at the Companies then any such substitute person shall be deemed to replace the applicable foregoing individual;”
2.Clause (iii) of the definition of Change of Control in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following;
“(iii)    (I) the merger or consolidation of MidCountry Bank with or into another Person, or (II) the Primary Owners fail to be the record or beneficial owner, directly or indirectly, on a fully diluted basis, of the Capital Securities (A) representing at least fifty one percent (51%) of the voting power of each parent entity of MidCountry Bank and MidCountry Bank then outstanding Capital Securities having the power to vote, (B) representing less than fifty one percent (51%) of each parent entity of MidCountry Bank and MidCountry Bank’s then outstanding Capital Securities, or (C) having the power to elect a majority of the Board of Directors of each parent entity of MidCountry Bank and MidCountry Bank.”
3.the “or” between clauses (vi) and (vii) of the definition of Change of Control in Section 1.1 of the Credit Agreement is deleted; and
4.the “.” at the end of clause (vii) is deleted and replaced with “;” and the following new clause (viii) is hereby added to the definition of Change of Control in Section 1.1 of the Credit Agreement as follows:
“(viii)    Steve Meads ceases to be the President of MidCountry Bank; provided, however, that this clause shall not constitute a MCB Change of Control hereunder if Steve Meads is replaced within ninety (90) days after he ceases to be the President of MidCountry Bank by an individual with substantially similar experience and expertise to Steve Meads.”
2.Use of Proceeds. Section 10.6 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:
“For the avoidance of doubt, the proceeds of Loans shall not be used to pay Termination Costs (as such term is defined in the LSMS Agreement).”
3.Restricted Payments.
1.The lead-in paragraph to Section 11.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Not, and not permit any other Loan Party (other than Holdings) to, (i) make any distribution or pay any dividend to any holders of its Capital Securities, including any interest, distribution or dividend on any preferred Capital Securities, (ii) purchase or redeem any of its Capital Securities, (iii) pay any management, service or consulting fees or similar fees, or any cost, expense or liability reimbursements of payments under any fee sharing arrangement, or to, or enter into any agreement to make any such payments or reimbursements with, any of its equity holders or any Affiliate thereof or MidCountry Bank (whether or not it is an Affiliate), (iv) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of any Debt (but not including the Obligations), prior to its stated maturity or amortization schedule, (v) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of the Subordinated Debt or the Investment Note Debt, or make any payment of principal, interest (other than capitalized interest not paid in cash or other property), fees or otherwise on the Subordinated Debt or the Investment Note Debt, including any prepayment, or (vi) set aside funds for any of the foregoing, except:”
2. Section 11.3(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(e) So long as no Unmatured Event of Default or Event of Default exists or would result therefrom, the Loan Parties may make payments and reimbursements to any other Loan Party as required under the Expenses Sharing Agreement or the Affiliate Fee Sharing Agreement, as each of the foregoing exists on the Closing Date, as the same may be amended, restated, supplemented, or otherwise modified from time to time in compliance with the terms and conditions of this Agreement; and”
4.Transactions with Affiliates. Section 11.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“11.7. Transactions with Affiliates or other Persons. Not, and not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates which is on terms that are materially less favorable than are reasonably obtainable from any Person which is not one of its Affiliates. For the avoidance of doubt, the obligations set forth in the preceding sentence applies to transactions otherwise permitted by this Agreement between or among Loan Parties, including, without limitation, the Affiliate Fee Sharing Agreement and the Expense Sharing Agreement, and also applies to transactions between Loan Parties and MidCountry Bank (whether or not it is an Affiliate).”
8.Representations and Warranties of each Company. Each Company hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders that (i) each Company’s execution of this Agreement has been duly authorized by all requisite action of each Company, (ii) no consents are necessary from any third parties for any Company’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of each Company enforceable against each Company in accordance with their terms, except to the extent that the enforceability thereof against any Company may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors’ rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct in all material respects as of the date hereof (without duplication of materiality qualifiers in any such representations and warranties) and to the extent any representation and warranty is made as of an earlier date, such representation and warranty is true and correct in all material respects (without duplication of materiality qualifiers in any such representations and warranties) as of such earlier date, and (v) after giving effect to this Agreement, there is no Unmatured Event of Default or Event of Default.

9.Customer Identification - USA PATRIOT Act Notice. The Administrative Agent and the Required Lenders hereby notify each Company and each other Loan Party that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), they are required to obtain, verify and record information that identifies each Company and each other Loan Party, which information includes the name and address of each Company and each other Loan Party and other information that will allow the Administrative Agent and each Lender to identify each Company and each other Loan Party in accordance with the Act.

10.Reaffirmation. Each Company hereby jointly and severally represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) no Company has any defense to its obligations under the Credit Agreement and the other Loan Documents, and the Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Liens of the Administrative Agent (held for the ratable benefit of the Lenders) granted by each Company in favor of the Administrative Agent under the Loan Documents secure all the Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) no Company has any claim against the Administrative Agent or any Lender arising from or in connection with the Credit Agreement or the other Loan Documents. Until the Obligations are paid in full in cash and all obligations and liabilities of each Company under this Agreement and the Loan Documents are performed and paid in full in cash, each Company agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Credit Agreement, the other Loan Documents, and in this Agreement. Each Company hereby jointly and severally ratifies and confirms the Obligations. This Agreement does not create or constitute, and is not, a novation of the Credit Agreement and the other Loan Documents.

11.Release. AS A MATERIAL PART OF THE CONSIDERATION FOR THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS ENTERING INTO THIS AGREEMENT, EACH COMPANY, FOR ITSELF AND ITS OFFICERS, DIRECTORS, MEMBERS, MANAGERS, EMPLOYEES AND AGENTS (COLLECTIVELY “RELEASOR”) HEREBY IRREVOCABLY FOREVER RELEASES, FOREVER WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUING LENDER AND THE ADMINISTRATIVE AGENT’S, EACH LENDER’S AND THE ISSUING LENDER’S PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “ADMINISTRATIVE AGENT AND LENDER GROUP”), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AGREEMENT, ARISING UNDER, ARISING IN CONNECTION WITH, ARISING FROM, OR RELATING TO, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, WHICH RELEASOR MAY HAVE OR CLAIM TO, HAVE AGAINST ANY OF ADMINISTRATIVE AGENT AND LENDER GROUP AS OF THE DATE HEREOF.

12.Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

13.Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

14.Fees and Expenses. Each Company shall promptly pay to the Administrative Agent all fees, expenses and other amounts owing to the Administrative Agent under the Credit Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

15.Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile, PDF format or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

16.Incorporation by Reference. The Administrative Agent, the Required Lenders and each Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference. This Agreement is a Loan Document.

17.Notice - Oral Commitments Not Enforceable. The following notice is given pursuant to Section 815 ILCS 160/1 et seq. of the Illinois Revised Statutes. Nothing contained in the following notice shall be deemed to limit or modify the terms of this Agreement and the other Loan Documents:
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED AND THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. TO PROTECT COMPANY AND EACH OTHER LOAN PARTY (COMPANY) AND THE ADMINISTRATIVE AGENT AND THE LENDERS (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE COMPANY AND THE ADMINISTRATIVE AGENT AND THE LENDERS REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Each Company acknowledges that there are no other agreements between or among the Administrative Agent, Lenders, any Company and/or the Loan Parties, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
18.Notice-Insurance. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH ANY OF YOUR ASSETS OR OPERATIONS. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
{remainder of page intentionally left blank; signature pages follow}

Signature Page to Amendment No. 3 to Credit Agreement with Consent

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Pioneer Financial Services, Inc., Pioneer Funding, Inc., Pioneer Services Corp.,
and Pioneer Services Sales Finance, Inc.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.
PIONEER FINANCIAL SERVICES, INC.,
a Missouri corporation, as Borrowing Agent and as a Company

By:
Name:
Title:

PIONEER FUNDING, INC.,
a Nevada corporation, as a Company

By:
Name:
Title:

PIONEER SERVICES CORP.,
a Missouri corporation, as a Company

By:
Name:
Title:

PIONEER SERVICES SALES FINANCE, INC.,
a Nevada corporation, as a Company

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[CIBC Bank USA]
CIBC BANK USA,
as Administrative Agent, as Issuing Lender and
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Arvest Bank]

ARVEST BANK, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Bank Midwest, a Division of NBH Bank]
BANK MIDWEST, a division of NBH Bank, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Bank of Blue Valley]
BANK OF BLUE VALLEY, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[BancFirst]
BANCFIRST, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Citizens Bank & Trust Company]
CITIZENS BANK & TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Enterprise Bank & Trust]
ENTERPRISE BANK & TRUST, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[United Bank & Capital Trust Company]
UNITED BANK & CAPITAL TRUST COMPANY, as successor by merger with First Citizens Bank, Inc., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[Stifel Bank & Trust]
STIFEL BANK & TRUST, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement with Consent
[UMB Bank, N.A.]
UMB BANK, N.A., as a Lender

By:
Name:
Title:

A-1

Exhibit A
Documents and Requirements

1.	Amendment No. 3 to Credit Agreement with Consent, executed by each Company, the Administrative Agent and the Required Lenders.

2.	Reaffirmation of Guaranty executed by MidCountry Financial Corp., a Georgia corporation.

3.	Agent Fee Letter.

4.	Payment in cash or same day funds of the Administrative Agent Amendment Fee.

5.	Copy of a Good Standing Certificates for Pioneer Financial Services, Inc. from the Secretary of State of Missouri.

6.	Copy of a Good Standing Certificates for Pioneer Funding, Inc. from the Secretary of State of Nevada.

7.	Copy of a Good Standing Certificates for Pioneer Services Corp. from the Secretary of State of Missouri.

8.	Copy of a Good Standing Certificates for Pioneer Services Sales Finance, Inc. from the Secretary of State of Nevada.

9.	Copy of a Good Standing Certificates for MidCountry Financial Corp. from the Secretary of State of Georgia.

10.
Secretary’s Certificate certifying Pioneer Financial Services, Inc.'s incumbency certificate and resolutions authorizing this Agreement, the Purchase Agreement, the New LSMS Agreement and the transactions contemplated by such documents, and no change to formation documents.

11.
Secretary’s Certificate certifying Pioneer Funding, Inc.'s incumbency certificate and resolutions authorizing this Agreement, the Purchase Agreement, the New LSMS Agreement and the transactions contemplated by such documents, and no change to formation documents.

12.
Secretary’s Certificate certifying Pioneer Services Corp.'s incumbency certificate and resolutions authorizing this Agreement, the Purchase Agreement, the New LSMS Agreement and the transactions contemplated by such documents, and no change to formation documents.

13.
Secretary’s Certificate certifying Pioneer Services Sales Finance, Inc.'s incumbency certificate and resolutions authorizing this Agreement, the Purchase Agreement, the New LSMS Agreement and the transactions contemplated by such documents, and no change to formation documents.

14.
Secretary’s Certificate certifying MidCountry Financial Corp.'s incumbency certificate and resolutions authorizing the Reaffirmation of Guaranty, the Purchase Agreement, the New LSMS Agreement and the transactions contemplated by such documents, and no change to formation documents.

B-1

EXHIBIT B-1
Form of Purchase Agreement

Omitted.

B-2

EXHIBIT B-2
Form of Side Agreement

Omitted.

C

EXHIBIT C
Form of New LSMS Agreement

Omitted.

UNCONDITIONAL REAFFIRMATION OF GUARANTY

Omitted.